UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    October 20, 2014

ABM Industries Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8929	94-1369354
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)

551 Fifth Avenue, Suite 300, New York, New York 10176

(Address, Including Zip Code, of Principal Executive Offices)

(212) 297-0200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address,

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Effective October 20, 2014, Mr. Stephen Kadenacy resigned as a member of the Board of Directors of ABM Industries Incorporated (the “Company”). Mr. Kadenacy advised the Company that he resigned in order to devote his full time and attention to his new responsibilities as President and Chief Financial Officer at his current employer. He did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED

By:	/s/ Sarah Hlavinka McConnell
Name:	Sarah Hlavinka McConnell
Title:	EVP, General Counsel and Secretary

Date: October 20, 2014